FIDELITY SECURITY LIFE INSURANCE COMPANY

LPLA SEPARATE ACCOUNT ONE

Financial Statements

December 31, 2020

(With Independent Auditor’s Report)

LaPorte, APAC 5100 Village Walk | Suite 300 Covington, LA 70433 985.892.5850 | Fax 985.892.5956 LaPorte.com

To the Board of Directors of

Fidelity Security Life Insurance Company

LPLA Separate Account One

Report on the Financial Statements

We have audited the accompanying financial statements of Fidelity Security Life Insurance Company LPLA Separate Account One (the Separate Account) (composed of the individual subaccounts as indicated in Note 1 to the financial statements), which comprise the statements of net assets as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the related statements of changes in net assets for the years ended December 31, 2020 and 2019, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

LOUISIANA • TEXAS

An Independently Owned Member, RSM US Alliance

RSM US Alliance member firms are separate and independent businesses and legal entities that are responsible for their own acts and omissions, and each is separate and independent from RSM US LLP. RSM US LLP is the U.S. member firm of RSM International, a global network of independent audit, tax, and consulting firms. Members of RSM US Alliance have access to RSM

International resources through RSM US LLP but are not member firms of RSM International.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of the subaccounts constituting Fidelity Security Life Insurance Company LPLA Separate Account One as of December 31, 2020, the results of their operations for the year then ended, and changes in their net assets for the years ended December 31, 2020 and 2019, in accordance with accounting principles generally accepted in the United States of America.

A Professional Accounting Corporation

Covington, LA

May 10, 2022

Fidelity Security Life Insurance Company

LPLA SEPARATE ACCOUNT ONE

Statements of Net Assets

December 31, 2020

	Morgan Stanley		Invesco	Federated Hermes		MFS				DWS
	VIF Global Strategist I	Emerging Markets Equity I	High Yield I	US Gov’t Secs II	Government Money Fund II	Total Return Series	New Discovery Series	VIT Value Series	Massachusetts Investors Growth Stock Portfolio	Deutsche Equity 500 Index	Total
Assets:
Morgan Stanley:
VIF Global Strategist I 4,093 shares at $10.99 per share (cost $40,006)	$44,980	$—	$—	$—	$—	$—	$—	$—	$—	$—	$44,980
Emerging Markets Equity I 5,271 shares at $17.73 per share (cost $76,454)	—	93,459	—	—	—	—	—	—	—	—	93,459
Invesco:
High Yield I 3,891 shares at $5.26 per share (cost $20,666)	—	—	20,466	—	—	—	—	—	—	—	20,466
Federated Hermes:
U.S. Gov’t. Secs II 4,886 shares at $11.16 per share (cost $53,292)	—	—	—	54,528	—	—	—	—	—	—	54,528
Government Money Fund II 785 shares at $1 per share (cost $785)	—	—	—	—	785	—	—	—	—	—	785
MFS Investment Management:
Total Return Series 22,770 shares at $26.02 per share (cost $477,770)	—	—	—	—	—	592,488	—	—	—	—	592,488
New Discovery Series 20,364 shares at $26.96 per share (cost $365,240)	—	—	—	—	—	—	549,013	—	—	—	549,013
VIT Value Series 32,039 shares at $20.40 per share (cost $598,473)	—	—	—	—	—	—	—	653,601	—	—	653,601
Massachusetts Investors Growth Stock Portfolio 18,113 shares at $25.06 per share (cost $326,100)	—	—	—	—	—	—	—	—	453,906	—	453,906
DWS:
Deutsche Equity 500 Index 4,765 shares at $24.97 per share (cost $82.516)	—	—	—	—	—	—	—	—	—	118,993	118,993

Total Assets	44,980	93,459	20,466	54,528	785	592,488	549,013	653,601	453,906	118,993	2,582,219
Liabilities:
M&E Fees Payable	33	68	5	38	1	431	409	491	340	89	1,904

Net Assets	$44,948	$93,391	$20,461	$54,490	$784	$592,057	$548,603	$653,110	$453,566	$118,905	$2,580,315

See independent auditor’s report and notes to financial statements.

Fidelity Security Life Insurance Company

LPLA Separate Account One

Statements of Operations

Year Ended December 31, 2020

	Morgan Stanley		Invesco	Federated Hermes		MFS				DWS
	VIF Global Strategist I	Emerging Markets Equity I	High Yield I	US Gov’t Secs II	Government Money Fund II	Total Return Series	New Discovery Series	VIT Value Series	Massachusetts Investors Growth Stock Portfolio	Deutsche Equity 500 Index	Total
Income:
Dividends	$604	$1,060	$1,146	$1,290	$2	$13,324	$—	$10,785	$2,062	$1,703	$31,977
Expenses:
Mortality and expense risk charges	(615)	(1,156)	(105)	(820)	(12)	(8,668)	(6,924)	(9,841)	(6,806)	(1,540)	(36,487)

Net investment income (loss)	(11)	(95)	1,041	470	(10)	4,657	(6,924)	944	(4,744)	163	(4,510)

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	502	(496)	(297)	—	—	14,892	25,750	27,374	22,841	1,429	91,995
Capital gain distributions	3,099	1,286	—	—	—	15,441	42,645	30,227	43,679	5,976	142,353

Net realized gains (losses) on investments	3,600	791	(297)	—	—	30,332	68,395	57,601	66,520	7,406	234,348

Change in unrealized appreciation (depreciation) of investments	231	9,850	(629)	1,446	—	8,537	113,958	(54,207)	22,083	8,752	110,021

Net increase (decrease) in net assets from operation	3,820	10,545	115	1,916	(10)	43,526	175,429	4,338	83,859	16,321	339,858

See independent auditor’s report and notes to financial statements.

Fidelity Security Life Insurance Company

LPLA Separate Account One

Statements of Changes in Net Assets

Year Ended December 31, 2020

	Morgan Stanley		Invesco	Federated Hermes		MFS				DWS
	VIF Global Strategist I	Emerging Markets Equity I	High Yield I	US Gov’t Secs II	Government Money Fund II	Total Return Series	New Discovery Series	VIT Value Series	Massachusetts Investors Growth Stock Portfolio	Deutsche Equity 500 Index	Total
Operations:
Net investment income (loss)	$(11)	$(95)	$1,041	$470	$(10)	$4,657	$(6,924)	$944	$(4,744)	$163	$(4,510)
Net realized gains (losses) on investments	3,600	791	(297)	—	—	30,332	68,395	57,601	66,520	7,406	234,348
Change in unrealized appreciation (depreciation) of investments	231	9,850	(629)	1,446	—	8,537	113,958	(54,207)	22,083	8,752	110,021

Net increase (decrease) in net assets from operation	3,820	10,545	115	1,916	(10)	43,526	175,429	4,338	83,859	16,321	339,858

Contract Related Transactions:
Transfers in from net premiums	—	—	—	—	—	—	—	—	—	—	—
Transfers out from contract related transactions	(1,489)	—	(3,933)	(21)	—	(65,342)	(72,321)	(102,758)	(99,676)	(797)	(346,337)
Transfers between separate account investment portfolios	—	—	—	—	—	—	—	—	—	—	—
Transfers out from contract maintenance charges	(58)	(14)	(45)	(25)	—	(238)	(305)	(430)	(260)	(133)	(1,508)
Other transfers	—	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in net assets derived from contract related transactions	(1,547)	(14)	(3,978)	(45)	—	(65,580)	(72,627)	(103,188)	(99,936)	(930)	(347,844)

Increase (decrease) in net assets	2,273	10,531	(3,863)	1,871	(10)	(22,054)	102,802	(98,850)	(16,078)	15,392	(7,986)
Net Assets, Beginning of Year	42,675	82,860	24,324	52,619	794	614,111	445,801	751,959	469,644	103,513	2,588,301

Net Assets, End of Year	$44,948	$93,391	$20,461	$54,490	$784	$592,057	$548,603	$653,110	$453,566	$118,905	$2,580,315

See independent auditor’s report and notes to financial statements.

Fidelity Security Life Insurance Company

LPLA Separate Account One

Statements of Changes in Net Assets

Year Ended December 31, 2019

	Morgan Stanley		Invesco	Federated Hermes		MFS				DWS
	VIF Global Strategist I	Emerging Markets Equity I	High Yield I	US Gov’t Secs II	Government Money Fund II	Total Return Series	New Discovery Series	VIT Value Series	Massachusetts Investors Growth Stock Portfolio	Deutsche Equity 500 Index	Total
Operations:
Net investment income (loss)	$201	$(370)	$1,525	$165	$1	$6,353	$(6,942)	$4,429	$(5,499)	$362	$226
Net realized gains (losses) on investments	(4,617)	684	55	(151)	—	72,850	114,626	219,523	71,984	6,722	481,675
Change in unrealized appreciation (depreciation) of investments	15,182	13,453	1,680	1,638	—	54,816	41,801	28,159	100,952	16,903	274,583

Net increase (decrease) in net assets from operation	10,766	13,767	3,260	1,651	1	134,020	149,484	252,112	167,437	23,986	756,484

Contract Related Transactions:
Transfers in from net premiums	—	—	—	—	—	—	—	—	—	—	—
Transfers out from contract related transactions	(54,003)	(12,650)	(4,951)	(7,773)	—	(314,714)	(128,509)	(507,548)	(214,153)	(3,469)	(1,247,771)
Transfers between separate account investment portfolios	(10,249)	—	—	24,667	—	—	—	(14,418)	—	—	(0)
Transfers out from contract maintenance charges	(41)	(22)	(61)	(48)	(23)	(596)	(1,044)	(1,066)	(346)	(70)	(3,317)
Other transfers	—	—	—	—	—	—	—		—	—	—

Net increase (decrease) in net assets derived from contract related transactions	(64,293)	(12,671)	(5,012)	16,846	(23)	(315,310)	(129,553)	(523,032)	(214,499)	(3,539)	(1,251,088)

Increase (decrease) in net assets	(53,528)	1,095	(1,752)	18,497	(22)	(181,291)	19,931	(270,920)	(47,062)	20,447	(494,604)
Net Assets, Beginning of Year	96,203	81,765	26,076	34,122	816	795,402	425,870	1,022,879	516,706	83,066	3,082,905

Net Assets, End of Year	$42,675	$82,860	$24,324	$52,619	$794	$614,111	$445,801	$751,959	$469,644	$103,513	$2,588,301

See independent auditor’s report and notes to financial statements.

FIDELITY SECURITY LIFE INSURANCE COMPANY

LPLA SEPARARTE ACCOUNT ONE

Notes to Financial Statements

December 31, 2020

Note 1. Organization

The Fidelity Security Life Insurance Company LPLA Separate Account One (the Separate Account), which is not currently being marketed, is a segregated investment account of Fidelity Security Life Insurance Company (the Company). The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was purchased in September of 2003 through an agreement with London Pacific Life and Annuity Company, which was in receivership at the time. Since November of 2003, all activity in the account has been the responsibility of the Company; however, there has been no additional investors in the account as it has been frozen since it went into receivership in 2002.

The contract has 10 investment choices, each with a unique investment objective. They are as follows:

Fund	Fund Objective
Morgan Stanley:
VIF Global Strategist I	The fund seeks total return.
Emerging Markets Equity I	The fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large-capitalization companies.

Invesco:
High Yield I	The fund seeks total return through growth of capital and current income.

Federated Hermes:
U.S. Gov’t Securities Fund II	The fund’s investment objective is to provide current income.
Government Money Fund II	The fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per share. The fund’s investment objective is to provide current income consistent with stability of principal and liquidity.

MFS:
Total Return Series	The fund seeks total return.
New Discovery Series	The fund seeks capital appreciation.
VIT Value Series	The fund seeks capital appreciation.
Mass Investors Growth Stock Portfolio	The fund seeks long-term capital growth and future income.

DWS:
Deutsche Equity 500 Index Fund	The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500), which emphasizes stocks of large U.S. Companies.

Note 2. Summary of Significant Accounting Policies

(a)	Basis of Presentation

The financial statements have been prepared with U.S. generally accepted accounting principles (GAAP). The Separate Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies.

(b)	Investment Valuation

Investments in mutual fund shares are stated at fair value, which is the closing net asset value per share of the underlying fund.

(c)	Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. The cost of investments sold, and the corresponding capital gains and losses are determined on a specific-identification basis. Interest and dividend income and capital gains distributions paid by the funds to the Separate Account are reinvested in additional shares of each respective subaccount and are allocated to the contracts on each valuation date based on each individual annuity contract’s pro rate share of the net assets of the investment option as of the beginning of the valuation date.

(d)	Unit Valuations

Every business day, the value of the accumulation unit is determined after the New York Stock Exchange closes. The value is determined by computing the change in the published net asset value for the investment option from the previous day to the current business day; subtracting any charges, including the product expense charge and any taxes; and multiplying the previous business day’s accumulation unit value by this result.

(e)	Federal Income Tax

The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Separate Account, including its portfolios, are part of the total operations of the Company and are not taxed as a separate entity. Under federal income tax law, net investment income and realized gains (losses) are retained in the Separate Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

(f)	Risks and Uncertainties

Certain risks and uncertainties are inherent to the Separate Account’s day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Separate Account’s method for mitigating risks, are presented below and throughout notes to the financial statements.

•

Financial Statements – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

•

Investments- The Separate Account invests in mutual fund shares and, as such, is exposed to the same risks as the underlying mutual funds, such as interest rate and market and credit risks. Due to the level of risk associated with these investments in mutual funds, it is at least reasonably possible that changes in the values of the underlying funds will occur in the near term and that such changes could materially affect policyholders’ account balances and the amounts reported in the statements of net assets.

(g)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

(h)	Statement of Cash Flows

The Separate Account has elected not to provide a statement of cash flows as permitted by GAAP, as all the following conditions have been met:

•	During the year, substantially all of the Separate Account’s investments were categorized as Level 1 in the fair value hierarchy;

•	Substantially all of the Separate Account’s investments are carried at fair value;

•	The Separate Account had little or no debt during the year; and

•	The Separate Account financial statements include statements of changes in net assets.

(i)	Subsequent Events

All of the effects of subsequent events that provide additional evidence about conditions that existed at the statements of net assets date, including the estimates inherent in the process of preparing financial statements, are recognized in the financial statements. The Company does not recognize subsequent events that provide evidence about conditions that did not exist at the statements of net assets date but arose after, but before the financial statements are available to be issued. In some cases, non-recognized subsequent events are disclosed to keep the financial statements from being misleading.

On March 11, 2020, the World Health Organization has declared the outbreak to constitute a “Public Health Emergency of International Concern.” The extent of the impact of COVID- 19 on our operational and financial performance will depend on certain developments, including the duration and spread of the outbreak, impact on our customers, employees, and vendors all of which are uncertain and cannot be predicted.

Subsequent events have been evaluated through May 10, 2022, which is the date that the financial statements were available to be issued.

Note 3. Fair Value

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Separate Account utilizes valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs. Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability.

Assets and liabilities recorded at fair value are categorized within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1:	Quoted market prices in active markets for identical assets or liabilities

Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data

Level 3:	Unobservable inputs that are not corroborated by market data

On December 31, 2020, the only assets of each subaccount were investments in shares of open-end mutual funds that are actively traded. Accordingly, as of December 31, 2020, all investments of each subaccount were classified as Level 1 under the disclosure hierarchy.

Note 4. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investment options for the year ended December 31, 2020, and 2019 were as follows:

	2020		2019
	Purchases	Sales	Purchases	Sales
Morgan Stanley:
VIF Global Strategist I	$—	$1,547	$—	$64,293
Emerging Markets Equity I	—	14	—	12,671
Invesco:
High Yield I	—	3,978	—	5,012
Federated Hermes:
U.S. Gov’t Secs II	—	45	21,349	4,503
Government Money Fund II	—	—	—	23
MFS:
Total Return Series	—	65,580	—	315,310
New Discovery Series	—	72,627	—	129,553
VIT Value Series	—	103,188	—	523,032
Mass Investors Growth Stock Portfolio	—	99,936	—	214,499
DWS:
Deutsche Equity 500 Index	—	930	—	3,539

	$—	$347,844	$21,349	$1,272,437

Note 5. Expenses and Related Party Transactions

Each day, the Company makes a deduction from the Separate Account for a mortality and expense risk charge. This charge is for all insurance benefits (that is, guarantee of annuity rates, the death benefit) and for assuming the risk that current charges will be insufficient to cover the cost of administering the Separate Account. The product expense charge is assessed based on the daily unit values of the contract holder’s portion of the assets in the Separate Account. The assessments are 1.5% on an annual basis.

This charge cannot be increased and could be reduced if sales of the contract is made to individuals or to a group of individuals in such a manner that results in a reduction of the Company’s administrative costs or other savings.

Additionally, a $36 fee is assessed annually on the anniversary of all contracts where the total anniversary value is less than $50,000. This charge, referred to contractually as a contract maintenance charge, is not assessed on those contracts worth $50,000 or more on a given anniversary. If, in subsequent years, the policy anniversary value falls below the threshold, the fee will be assessed on that anniversary.

The Company also has the contractual right to assess a transfer charge for each transfer during the accumulation phase of more than 12 transfers during a contract year. Currently, such charges are not being assessed.

Note 6. Changes in Units Outstanding

The change in units outstanding for the years ended December 31, 2020, and 2019 were as follows:

	2020				2019
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Morgan Stanley:
VIF Global Strategist I	$—	$(105)	$(105)	$—	$(4,651)	$(4,651)
Emerging Markets Equity I	—	(1)	(1)	—	(532)	(532)
Invesco:
High Yield I	—	(299)	(299)	—	(347)	(347)
Federated Hermes:
U.S. Gov’t Secs II	—	(3)	(3)	1,546	(488)	1,058
Government Money Fund II	—	—	—	—	(7)	(7)
MFS:
Total Return Series	—	(2,734)	(2,734)	—	(13,308)	(13,308)
New Discovery Series	—	(1,385)	(1,385)	—	(3,143)	(3,143)
VIT Value Series	—	(2,962)	(2,962)	—	(14,497)	(14,497)
Mass Investors Growth Stock Portfolio	—	(3,056)	(3,056)	—	(7,758)	(7,758)
DWS:
Deutsche Equity 500 Index	—	(34)	(34)	—	(134)	(134)

	$—	$(10,579)	$(10,579)	$1,546	$(44,866)	$(43,320)

As no new units were issued in 2020 or 2019, the units issued represent transfers between subaccounts.

Note 7. Financial Highlights

A summary of unit values for variable annuity contracts and the expense rations, excluding expenses for the underlying fund, for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, follows:

	December 31			Investment Income Ratio (a)	Year Ended December 31
	Units	Unit Fair Value, Lowest to Highest	Net Assets		Expense Ratio (b),	Total Return (c),
Morgan Stanley:
VIF Global Strategist I:
2020	2,810	10.89 to 16.18	$44,948	1.47%	1.50%	9.26%
2019	2,915	12.70 to 14.82	42,675	1.85%	1.50%	16.02%
2018	7,566	12.43 to 14.47	96,203	1.20%	1.50%	(7.9)%
2017	7,866	12.15 to 13.86	108,618	1.14%	1.50%	14.39%
2016	8,044	10.88 to 12.38	97,106	0.00%	1.50%	4.00%
Emerging Markets Equity I:
2020	3,266	16.92 to 28.60	93,391	1.37%	1.50%	12.73%
2019	3,267	21.38 to 25.50	82,860	1.14%	1.50%	17.81%
2018	3,799	20.93 to 29.08	81,765	0.46%	1.50%	(18.7)%
2017	3,940	20.04 to 26.48	104,313	0.76%	1.50%	33.06%
2016	4,083	16.52 to 22.05	81,250	0.49%	1.50%	5.15%
Invesco:
High Yield I:
2020	1,349	11.20 to 15.18	20,461	5.57%	1.50%	2.79%
2019	1,648	13.07 to 14.77	24,324	6.17%	1.50%	12.93%
2018	1,995	12.97 to 13.79	26,079	5.08%	1.50%	(3.85)%
2017	2,000	12.90 to 13.63	27,179	3.59%	1.50%	5.76%
2016	2,605	11.04 to 25.65	33,479	4.20%	1.50%	10.64%
Federated Hermes:
U.S. Gov’t Secs II:
2020	3,284	16.10 to 16.85	54,490	2.37%	1.50%	3.64%
2019	3,287	15.37 to 16.27	52,620	1.91%	1.50%	4.32%
2018	2,229	15.00 to 15.49	34,122	2.90%	1.50%	(0.66)%
2017	2,349	15.32 to 15.73	36,444	2.55%	1.50%	0.41%
2016	3,121	15.34 to 31.00	48,239	2.45%	1.50%	0.10%
Government Money Fund II:
2020	840	1.02 to 1.03	784	0.21%	1.50%	(1.29)%
2019	840	1.03 to 1.03	794	1.65%	1.50%	0.11%
2018	847	1.03 to 1.03	816	1.25%	1.50%	(0.26)%
2017	853	1.03 to 1.05	827	0.26%	1.50%	(1.18)%
2016	20,012	1.05 to 1.06	20,861	0.00%	1.50%	(1.48)%
						(continued )

	December 31			Investment Income Ratio (a)	Year Ended December 31
	Units	Unit Fair Value, Lowest to Highest	Net Assets		Expense Ratio (b),	Total Return (c),
MFS:
VIT Value Series:
2020	16,684	24.76 to 39.23	653,110	1.61%	1.50%	1.93%
2019	19,646	29.48 to 38.46	751,959	2.05%	1.50%	27.87%
2018	34,143	28.47 to 36.17	1,022,879	1.47%	1.50%	(11.43)%
2017	39,989	29.40 to 34.03	1,354,795	1.92%	1.50%	15.90%
2016	43,166	23.73 to 29.73	1,261,524	2.15%	1.50%	12.39%
Mass Investors Growth Stock:
2020	11,720	22.36 to 37.99	453,566	0.46%	1.50%	20.70%
2019	14,776	21.99 to 31.59	469,644	0.55%	1.50%	37.87%
2018	22,533	21.50 to 26.14	516,706	0.57%	1.50%	(0.7)%
2017	25,751	18.33 to 23.12	594,552	0.65%	1.50%	26.52%
2016	27,865	15.83 to 18.96	508,226	0.60%	1.50%	4.50%
New Discovery Series:
2020	7,943	31.45 to 69.61	548,603	0.00%	1.50%	43.71%
2019	9,328	33.16 to 47.93	445,801	0.00%	1.50%	39.59%
2018	12,471	31.73 to 42.60	425,870	0.00%	1.50%	(2.95)%
2017	14,779	28.22 to 35.20	519,476	1.88%	1.50%	24.77%
2016	15,952	21.23 to 28.69	449,298	0.00%	1.50%	7.43%
Total Return Series:
2020	22,110	18.94 to 26.73	592,057	2.30%	1.50%	8.17%
2019	24,844	20.67 to 24.78	614,111	2.40%	1.50%	18.59%
2018	38,153	20.19 to 23.24	795,402	2.19%	1.50%	(7.02)%
2017	40,491	20.37 to 22.46	907,864	2.38%	1.50%	10.63%
2016	42,712	17.89 to 20.43	865,451	2.90%	1.50%	7.47%
DWS:
Deutsche Equity 500 Index:
2020	3,444	20.55 to 34.53	118,905	1.66%	1.50%	16.33%
2019	3,478	22.43 to 29.76	103,513	1.98%	1.50%	29.23%
2018	3,612	21.54 to 26.82	83,066	1.96%	1.50%	(5.75)%
2017	4,847	20.52 to 24.51	118,187	1.81%	1.50%	19.73%
2016	5,396	16.57 to 20.66	109,841	2.03%	1.50%	9.95%
						(continued )

(a)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest

(b)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.